SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 13, 2005

                                   XSUNX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 Colorado                   000-29621                   84-1384159
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

XsunX, Inc. has increased its patent and technology assets by acquiring an expanded use license effective October 12, 2005 in and to the suite of patents and technologies previously licensed from MVSystems, Inc. The purpose and intent of the expanded licenses is to allow the company to expand its development efforts to include development of a nano-crystalline opaque high performance solar cell employing U.S. Patent Application 60/536,151 - three terminal and four terminal solar cells, solar cell panels, and methods of manufacture, a patent application previously made by MVSystems, Inc. with the USPTO.

The company has determined that the above referenced patent and proposed 3 and 4 terminal solar cell device represents a viable opportunity for the company to leverage the development and use of its transparent solar device technologies with a second opaque device consisting of a nano-crystalline structure thereby creating a 4 terminal flexible, light weight, high performance device for applications that do not require transparency.

The company is preparing to launching a phase 4 development program to develop the nano crystalline 4 terminal device concurrently with its efforts to complete development of its Power Glass technology. The company anticipates that the successful completion of this project would provide the company with marketable technologies for transparent and opaque applications.

As part of the  expanded  use  license the company  also  secured  manufacturing
agreements  with  MVSystems   providing  fixed  costs  for  the  manufacture  of
commercial process lines for these technologies.

In exchange for the expanded use license the company granted MVSystems, Inc. seven million warrants exercisable at $.25 cents each within five years from the date of grant under the following vesting provisions:

(i) 1,000,000 shares upon the effective date of the agreement between the parties.

(ii) 1,000,000 shares upon the satisfactory completion, as reasonably determined by the XsunX Board of Directors, of the phase 4 development plan.

(iii) Upon the satisfactory completion of phase 4 then 5,000,000 shares will become exercisable upon the date of first licensure of the 4 terminal technology to a third party in a bonafide arms-length commercial setting or relationship.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Envents That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None


Item 3.02 - Unregistered Sales of Equity Securities

        None


Item 3.03 Material Modification to Rights of Security Holders

        None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2005

                                   XSUNX, INC.



                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO/President